                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 14, 2005
                                                  ------------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-12107                      31-1469076
----------------            ------------------------         -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL AGREEMENT

         As a result of the approval of the financial results for the fiscal year ended January 29, 2005 presented at the meeting of the Board of Directors of Abercrombie & Fitch Co. (the "Registrant") on February 14, 2005, semi-annual cash incentive (i.e., bonus) awards were paid to each of the Registrant's named executive officers and certain other individuals on February 18, 2005. These bonus payments were authorized by the Compensation Committee under the Abercrombie & Fitch Co. Incentive Compensation Performance Plan (the "Plan"). Each executive's incentive target is a percentage of the executive's base salary and the amount of the bonus payment could range from zero to double the incentive target, based upon the extent to which the pre-established semi-annual financial goals are met or exceeded. The goals under the Plan for the six-month period ending January 29, 2005 were based on the net income of the Registrant for that period. Cash bonus payments were made to the following executive officers in the following amounts:

--------------------------------------------------------------------------------
      Name and Principal Position                 Six-Month Cash Incentive Award
--------------------------------------------------------------------------------
Michael S. Jeffries, Chairman & Chief                       $1,728,000
Executive Officer
--------------------------------------------------------------------------------
Robert Singer, Executive Vice President, Chief              $1,063,200
Operating Officer
--------------------------------------------------------------------------------
Diane Chang, Senior Vice President -                          $675,000
Sourcing
--------------------------------------------------------------------------------
Leslie K. O'Neill, Senior Vice President -                    $540,000
Planning and Allocation
--------------------------------------------------------------------------------
David Leino, Senior Vice President - Stores                   $285,000
--------------------------------------------------------------------------------

         Also as a result of the approval of the Registrant financial results for the fiscal year ended January 29, 2005 at the meeting of the Board of Directors on February 14, 2005, grants of restricted shares of the Registrant's common stock ("Restricted Shares") were made to each of the Registrant's named executive officers (other than Mr. Jeffries) and certain other individuals on February 15, 2005. These Restricted Shares were authorized by the Compensation Committee of the Board of Directors under the 1998 Restatement of the 1996 Stock Option and Performance Incentive Plan. Award opportunities for each eligible participant were based on guidelines, which include the individual's responsibility level, competitive practices, and the market price of the Registrant's common stock, and the final award amount was based on the achievement of net income goals for fiscal year 2004. These Restricted Shares vest, subject to continued employment, as follows: 10% on the grant date and 20%, 30% and 40% on each of the first, second and third anniversaries of the grant date, respectively. In the event of a termination of employment of the participant other than as a result of death or total disability, the participant forfeits any unvested Restricted Shares. In the event of death or total disability of the participant or upon a change of control of the Registrant, all Restricted Shares immediately vest. Grants were made to the following executive officers in the following amounts:


--------------------------------------------------------------------------------
      Name and Principal Position                 Number of Restricted Shares
--------------------------------------------------------------------------------
Michael S. Jeffries, Chairman & Chief                          0
Executive Officer
--------------------------------------------------------------------------------
Robert Singer, Executive Vice President, Chief             2,077
Operating Officer
--------------------------------------------------------------------------------
Diane Chang, Senior Vice President -                      12,000
Sourcing
--------------------------------------------------------------------------------
Leslie K. O'Neill, Senior Vice President -                12,000
Planning and Allocation
--------------------------------------------------------------------------------
David Leino, Senior Vice President - Stores                8,000
--------------------------------------------------------------------------------

Item 2.02.  Results of Operations and Financial Condition.

         On February 15, 2005, the Registrant issued a press release (the "Release") announcing the Registrant's unaudited financial results for the thirteen weeks and the fiscal year ended January 29, 2005, restated financial results for the thirteen weeks and the fiscal year ended January 31, 2004, and its outlook for the fiscal year ending January 28, 2006. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         In addition, the Registrant's management conducted a conference call on February 15, 2005 at approximately 4:30 p.m., Eastern Time, to review the aforementioned financial results. An audio replay of the conference call will be available through March 1, 2005. To listen to the replay, dial (888) 203-1112 or internationally at (719) 457-0820 followed by the conference ID number 718076. An audio replay of the conference call will also be available at www.abercrombie.com. A copy of the conference call transcript is furnished as
Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Registrant made available in conjunction with its February 15, 2005 conference call additional quarterly financial information as of and for the interim periods during the fiscal years ended January 29, 2005, January 31, 2004, February 1, 2003 and February 2, 2002. This additional quarterly financial information, updated for the February 18, 2005 restatement described below, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

         On February 18, 2005, the Registrant issued a press release (the "Second Release") announcing a change in the unaudited results of operations for the fourth quarter and year ended January 29, 2005, which were previously announced on February 15, 2005, and a further restatement of certain historical financial statements. A copy of the Second Release is furnished as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         (a) Adopting a recommendation of the Registrant's management, the Audit Committee of the Board of Directors of the Registrant concluded on February 14 and 16, 2005 that:

         o The Registrant's consolidated financial statements as of January 31, 2004 and February 1, 2003 and for the fiscal years ended January 31, 2004, February 1, 2003 and February 2, 2002; and

         o The Registrant's consolidated financial statements as of and for the interim periods ended October 30, 2004, July 31, 2004, May 1, 2004, November 1, 2003, August 2, 2003, and May 3, 2003,

should be restated and that those previously filed financial statements should no longer be relied upon.

         The restatement is to correct errors in the manner in which the Registrant accounted for properties leased by the Registrant for its stores.

         Like many other publicly traded companies, the Registrant recently reviewed its accounting practices with respect to leasing transactions. As a result of this review, the Registrant determined on February 14, 2005, to restate its consolidated financial statements for certain prior periods in order to comply with Statement of Financial Accounting Standards No. 13, "Accounting for Leases" and Financial Accounting Standards Board Technical Bulletin No. 88-1, "Issues Relating to Accounting for Leases." In prior periods, the Registrant's consolidated balance sheets have reflected the unamortized portion of construction allowances received from landlords of properties leased by the Registrant for its stores, as a reduction of property and equipment instead of as a deferred lease credit. Further, in prior periods, the Registrant's consolidated statements of cash flows have reflected these construction allowances as a reduction of capital expenditures within investing activities, rather than as an increase in deferred lease credits within operating activities.

         In addition, as a result of a further review and subsequent to the Release issued on February 15, 2005, the Registrant determined on February 16, 2005, that its accounting for properties leased by the Registrant was also not in compliance with Financial Accounting Standards Board Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases." In prior periods, the Registrant had recognized the straight line expense for leases beginning on the commencement date of the lease, which had the effect of excluding the build-out period of its stores from the calculation of the period over which it expenses rent.

          The effect of the revised accounting for construction allowances on the Registrant's January 31, 2004 consolidated balance sheet will be to increase property and equipment and establish a corresponding deferred lease credit in the amounts of $184.1 million and $187.5 million, respectively. The effect on the Registrant's February 1, 2003 consolidated balance sheet will be similar adjustments in the amounts of $150.0 million and $154.3 million, respectively.

         The effect of the revised accounting for lease expenses during build-out periods by the Registrant on the Registrant's January 29, 2005 consolidated balance sheet is expected to be an increase in accrued rent of approximately $27.6 million and a decrease in deferred lease credits of approximately $6.7 million. The impact on the Registrant's January 31, 2004 consolidated balance sheet will be a similar increase of approximately $25.2 million in accrued rent and a decrease in deferred lease credits of approximately $6.1 million. The impact on the Registrant's February 1, 2003 consolidated balance sheet will be a similar increase of approximately $22.9 million in accrued rent and a decrease in deferred lease credits of approximately $5.2 million.

         The impact of the revised accounting for construction allowances on the Registrant's consolidated statements of cash flow will be to increase both "net cash provided by operating activities" and "net cash used for investing activities" by equal amounts. These adjustments will be $60.6 million for the fiscal year ended January 31, 2004, $54.3 million for the fiscal year ended February 1, 2003, and $45.2 million for the fiscal year ended February 2, 2002.

         There will be no impact on "net cash provided by operating activities" during any of the years restated as a result of the revised accounting for lease expenses during build-out periods.

         The impact of the revised accounting for construction allowances on the Registrant's net income is less than $1.0 million for each fiscal year being restated.

         The impact of the revised accounting for lease expenses during build-out periods on the Registrant's consolidated statements of income is expected to be a reduction of net income by approximately $1.1 million, $850 thousand, $850 thousand and $2.0 million for the fiscal years ended January 29, 2005, January 31, 2004, February 1, 2003 and February 2, 2002, respectively. The estimated reduction in net income per diluted share outstanding would be $0.01 for each of the fiscal years ended January 29, 2005, January 31, 2004, there would be no impact on net income per diluted share outstanding for the fiscal year ended February 1, 2003, and $0.02 on net income per diluted share outstanding for the fiscal year ended February 2, 2002.

         The impact of the revised accounting for lease expenses during build-out periods on the Registrant's consolidated statements of income for the quarter ended January 29, 2005 and January 31, 2004, is expected to be a reduction of net income by approximately $250 thousand and an increase of net income by approximately $80 thousand, respectively. These changes in quarterly net income are not expected to have an impact on net earnings per diluted share outstanding.


         The Audit Committee of the Registrant reviewed the accounting treatment and disclosures referred to in this Item 4.02(a) and discussed such treatment and disclosures with PricewaterhouseCoopers LLP, the Registrant's independent registered public accounting firm.

         In the Release issued on February 15, 2005, the Registrant announced that it would be restating its consolidated financial statements to correct the manner in which it accounted for construction allowances. In the Second Release issued on February 18, 2005, the Registrant announced that it would be further restating its consolidated financial statements to correct the manner in which it recognized lease expenses during the build-out period of its stores.

         The Registrant will file the restated consolidated financial statements as amendments to its periodic reports with the Securities and Exchange Commission on the appropriate forms as soon as practicable.


Item 8.01.  Other Events.

         In the Release issued on February 15, 2005, the Registrant announced that its Board of Directors had declared a quarterly dividend of $0.125 per share in respect of the Registrant's Class A Common Stock. The dividend was declared on February 14, 2005 and is payable on March 22, 2005 to stockholders of record on March 1, 2005.

         The Registrant's management conducted a conference call on February 15, 2005, at approximately 4:30 p.m., Eastern Time, to review the Registrant's financial results for the thirteen weeks and the fiscal year ended January 29, 2005. Additionally, the Registrant's management addressed plans for the fiscal year ended January 28, 2006 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

                  (c)      Exhibits:

              Exhibit No.  Description
              -----------  -----------------------------------------------------
                99.1       Press Release issued by Abercrombie & Fitch Co. on
                           February 15, 2005

                99.2 Transcript of conference call held by management of Abercrombie & Fitch Co. on February 15, 2005

                99.3 Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with conference call held on February 15, 2005, updated for the February 18, 2005 restatement

                99.4       Press Release issued by Abercrombie & Fitch Co. on
                           February 18, 2005

                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ABERCROMBIE & FITCH CO.


Dated:  February 22, 2005                        By: /s/ SUSAN J. RILEY
                                                     ---------------------------
                                                     Susan J. Riley
                                                     Senior Vice President-Chief
                                                     Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------------------
  99.1            Press Release issued by Abercrombie & Fitch Co. on February
                  15, 2005

  99.2 Transcript of conference call held by management of Abercrombie & Fitch Co. on February 15, 2005

  99.3            Additional Quarterly Financial Information made available by
                  Abercrombie & Fitch Co. in conjunction with conference call held on February 15, 2005

  99.4            Press Release issued by Abercrombie & Fitch Co. on February
                  18, 2005


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